SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
CURRENT REPORT

[ ]  TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
      EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported)   June 15, 1999

                         Commission file number 0-25133
                             PharmaNetics, Inc.
               (Exact name of issuer as specified in its charter)


               North Carolina                         56-2098302
        (State or other jurisdiction of            (I.R.S. Employer
       incorporation  or organization)           Identification Number)

   5301 Departure Drive, Raleigh, North Carolina                 27616
    (Address of Principal Executive Offices)                   (Zip Code)


         Registrant's Telephone Number, Including Area Code   919-954-9871

ITEM 2.  DISPOSITION OF ASSETS

         Effective June 15, 1999, PharmaNetics, Inc. (the "Company") sold substantially all of the operating assets and assigned certain liabilities of its wholly-owned subsdiary Coeur Laboratories, Inc. ("CLI") to Coeur Acquisition L.L.C., a private investment firm owned by Bison Investments of Tampa, Florida. CLI has been presented in the Company's historical financial statements as a separate segment. The total cash consideration received by the Company was $1,782,644, subject to certain post-closing adjustments. For this consideration, Coeur Acquisition L.L.C. received the inventory, certain fixed assets, intellectual property rights, certain other assets and assumed certain liabilities of CLI. CLI's cash and accounts receivable at the closing date, which the Company estimates to be approximately $2,400,000, were retained by the Company. The Company will recognize a loss of approximately $595,000 on the sale of CLI. This loss on sale of CLI is comprised of the write-off of unamortized goodwill which was recognized upon the Company's acquistion of CLI in 1993 partially offset by the gain on sale of the operating assets. The loss will be presented as a loss on sale of discontinued operations in the Company's consolidated financial statements. The Company received an opinion from Scott & Stringfellow, Inc. that the consideration received by the Company was fair to the stockholders of the Company from a financial point of view. The Company will lease space and provide certain services and employees to Coeur Acquisition L.L.C. for up to twelve months from the closing date.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (b)  Pro Forma Financial Information

         The following financial statements present the pro forma balance sheet of the Company as of December 31, 1998 as if the disposition had occurred on December 31, 1998. The pro forma statements of operations for the fiscal year ended December 31, 1998 and the three month period ended March 31, 1999 reflect the sale of CLI as if it had occurred on January 1, 1998 and January 1, 1999, respectively.

                       PHARMANETICS, INC. AND SUBSIDIARIES

                 PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                             AS OF DECEMBER 31, 1998
                                   (unaudited)
                        (In thousands, except share data)

                                                                       Actual                    Pro Forma
                                                                    December 31,   Pro Forma    December 31,
                                                                        1998      Adjustments       1998
                                                                   --------------------------------------------
ASSETS
Current assets:
    Cash and cash equivalents                                         $3,998         1,699        $5,697
    Short term investments, held-to-maturity                           3,703                       3,703
    Accounts receivable                                                2,069                       2,069
    Inventories                                                        2,397          (582)        1,815
    Other current assets                                                 299           (17)          282
                                                                   -------------------------------------------
          Total current assets                                        12,466         1,100        13,566

Property and equipment, net                                            4,543          (889)        3,654
Intangible assets, net                                                 1,547          (951)          596
Other assets, net                                                        137           (14)          123
                                                                   ===========================================
         Total assets                                                $18,693         ($754)      $17,939
                                                                   ===========================================
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
    Accounts payable                                                    $429          (109)         $320
    Accrued expenses                                                     169            17           186
    Current portion of long term debt                                    725                         725
                                                                   -------------------------------------------
          Total current liabilities                                    1,323           (92)        1,231

Long term debt and capital lease obligations, less current portion     1,626                       1,626
                                                                   -------------------------------------------

          Total liabilities                                            2,949           (92)        2,857
                                                                   -------------------------------------------
Shareholders' equity:
   Preferred stock                                                       -
   Common stock                                                            7                           7
   Additional paid-in capital                                         40,010                      40,010
   Accumulated deficit                                               (24,262)         (662)      (24,924)
   Unearned compensation                                                 (11)                        (11)
                                                                   -------------------------------------------
         Total shareholders' equity                                   15,744          (662)       15,082
                                                                   -------------------------------------------

         Total liabilities and shareholders' equity                  $18,693         ($754)      $17,939
                                                                   ===========================================

The accompanying notes are an integral part of the pro forma financial statements.

                       PHARMANETICS, INC. AND SUBSIDIARIES

            PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                   (unaudited)
                        (In thousands, except share data)

                                                 Actual                      Pro Forma
                                              Twelve Months                 Twelve Months
                                                  Ended                        Ended
                                              December 31,    Pro Forma      December 31,
                                                  1998        Adjustments     1998
                                            ----------------------------------------------
Net sales                                      $8,790      ($4,649)           $4,141
Cost of goods sold                              6,343       (3,497)            2,846
                                            ----------------------------------------------
Gross profit                                    2,447       (1,152)            1,295
Operating expenses:
  General and administrative                    3,191         (557)            2,634
  Sales and marketing                             748          (40)              708
  Research and development                      2,652         (143)            2,509
                                            ----------------------------------------------

     Total operating expenses                   6,591         (740)            5,851
                                            ----------------------------------------------

Operating loss                                 (4,144)        (412)           (4,556)
                                            ----------------------------------------------
Other income(expense):
  Interest expense                               (378)                          (378)
  Interest income                                 281          (51)              230
  Grant/royalty income                            160                            160
  Development income                              505                            505
                                            ----------------------------------------------

     Total other income (expense)                 568          (51)              517
                                            ----------------------------------------------
Net loss before income taxes                   (3,576)        (463)           (4,039)

Provision for income taxes                        (67)          67                 0
                                            ----------------------------------------------
Net loss                                      ($3,643)       ($396)          ($4,039)
                                            ==============================================
Basic and diluted net loss per common share    ($0.52)                        ($0.58)
                                            ===============        =======================
Weighted average shares outstanding         7,007,390                      7,007,390
                                            ===============        =======================

The accompanying notes are an integral part of the pro forma financial statements.

                       PHARMANETICS, INC. AND SUBSIDIARIES

            PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 1999
                                   (unaudited)
                        (In thousands, except share data)

                                                  Actual                       Pro Forma
                                               Three Months                   Three Months
                                                   Ended                         Ended
                                                 March 31,       Pro Forma     March 31,
                                                   1999         Adjustments       1999
                                               ---------------------------------------------
Net sales                                         $2,174       ($1,163)        $1,011
Cost of goods sold                                 1,556          (862)           694
                                              ---------------------------------------------
Gross profit                                         618          (301)           317
Operating expenses:
  General and administrative                         739          (145)           594
  Sales and marketing                                205           (10)           195
  Research and development                           691           (15)           676
                                              ---------------------------------------------
     Total operating expenses                      1,635          (170)         1,465
                                              ---------------------------------------------
Operating loss                                    (1,017)         (131)        (1,148)
                                              ---------------------------------------------
Other income(expense):
  Interest expense                                   (88)                         (88)
  Interest income                                     80           (12)            68
  Grant/royalty income                                 7                            7
                                              ---------------------------------------------
     Total other income (expense)                     (1)          (12)           (13)
                                              ---------------------------------------------
Net loss before income taxes                      (1,018)         (143)        (1,161)

Provision for income taxes                           (14)           14              0
                                              ---------------------------------------------
Net loss                                         ($1,032)        ($129)       ($1,161)
                                              =============================================
Basic and diluted net loss per common share       ($0.14)                      ($0.16)
                                              ================         ====================
Weighted average shares outstanding            7,453,580                    7,453,580
                                              ================         ====================

The accompanying notes are an integral part of the pro forma financial statements.

PHARMANETICS, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

1.  BASIS OF PRESENTATION

The pro forma financial information presented herein includes all the pertinent information related to the assets and liabilities disposed of and all the financial information required pursuant to Article 11 of Regulation S-X.

The unaudited Pro Forma Consolidated Condensed Financial Statements of the Company set forth herein include the Pro Forma Consolidated Condensed Balance Sheet as of December 31, 1998 and the Pro Forma Consolidated Condensed Statements of Operations for the year and three months ended December 31, 1998 and March 31, 1999, respectively. The Pro Forma Consolidated Condensed Statements of Operations reflect the disposition as if it had occured as of January 1, 1998 and January 1, 1999, respectively. The Pro Forma Balance Sheet gives effect to the disposition of assets as if it occured on December 31, 1998.

The unaudited Pro Forma Consolidated Condensed Financial Statements give effect to the adjustments set forth on the statements and are not necessarily indicative of the results of operations and financial position which would have been achieved had the disposition been completed as of the beginning of the periods presented, nor are they necessarily indicative of the results of future operations. The unaudited Pro Forma Consolidated Condensed Financial Statements should be read in conjunction with the historical financial statements of the Company.

2.  PRO FORMA ADJUSTMENTS

The pro forma adjustments to the December 31, 1998 balance sheet represent the removal of the operating assets and liabilities of the Company's Coeur Laboratories, Inc. subsidiary which were sold in the transaction and represent adjustments required to reflect the net loss on the sale as of December 31, 1998. The adjustments give effect to events that are directly attributable to the transaction.

The pro forma adjustments to the Company's consolidated condensed statements of operations for the year and three months ended December 31, 1998 and March 31, 1999, respectively reflect the disposition of Coeur Laboratories, Inc. as if it had occured as of January 1, 1998 and January 1, 1999, respectively.

    (c)  Exhibits

         Asset Purchase Agreement by and among Coeur Laboratories, Inc. and Coeur Acquisition, L.L.C. dated June 15, 1999


SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               PHARMANETICS, INC.
                                  (Registrant)


                  Date  June 25, 1999  By  /s/ Paul Storey
                       --------------     ----------------